     As filed with the Securities and Exchange Commission on April 29, 1998

                                                       Registration No. 33-4935
                                                                       811-4674
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    Post-Effective Amendment No. 26       _X_

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                     Amendment No. 26                     _X_


                      FIRST INVESTORS HIGH YIELD FUND, INC.
               (Exact name of Registrant as specified in charter)

                             95 Wall Street
                           New York, New York                 10005
                (Address of Principal Executive Offices)   (Zip Code)

                                  212-858-8000
              (Registrant's Telephone Number, Including Area Code)

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors High Yield Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement]

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                      FIRST INVESTORS HIGH YIELD FUND, INC.
                              CROSS-REFERENCE SHEET

N-1A Item No.                                                                        Location
-------------                                                                        --------

PART A:  PROSPECTUS

 1.  Cover Page..................................................................    Cover Page
 2.  Synopsis....................................................................    Fee Table
 3.  Condensed Financial Information.............................................    Financial Highlights
 4.  General Description of Registrant...........................................    Investment Objectives and Policies;
                                                                                     General Information
 5.  Management of the Fund......................................................    Management
 5A. Management's Discussion of
      Fund Performance...........................................................    Performance Information
 6.  Capital Stock and Other Securities..........................................    Description of Shares; Dividends and
                                                                                     Other Distributions; Taxes;
                                                                                     Determination of Net Asset Value
 7.  Purchase of Securities Being Offered........................................    Alternative Purchase Plan; How to Buy
                                                                                     Shares
 8.  Redemption or Repurchase....................................................    How to Exchange Shares; How to Redeem
                                                                                     Shares; Telephone Transactions
 9.  Pending Legal Proceedings...................................................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page..................................................................    Cover Page
11.  Table of Contents...........................................................    Table of Contents
12.  General Information and History.............................................    General Information
13.  Investment Objectives and Policies..........................................    Investment Policies; Investment
                                                                                     Restrictions
14.  Management of the Fund......................................................    Directors and Officers
15.  Control Persons and Principal
      Holders of Securities......................................................
16.  Investment Advisory and Other Services......................................    Management
17.  Brokerage Allocation........................................................    Allocation of Portfolio Brokerage
18.  Capital Stock and Other Securities..........................................    Determination of Net Asset Value
19.  Purchase, Redemption and Pricing
      of Securities Being Offered................................................    Reduced Sales Charges, Additional
                                                                                     Exchange and Redemption Information and
                                                                                     Other Services; Determination of Net
                                                                                     Asset Value
20.  Tax Status..................................................................    Taxes
21.  Underwriters................................................................    Underwriter
22.  Performance Data............................................................    Performance Information
23.  Financial Statements........................................................    Financial Statements; Report of
                                                                                     Independent Accountants



PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors High Yield Fund, Inc.
First Investors Fund For Income, Inc.
95 Wall Street, New York, New York 10005/1-800-423-4026

      This is a Prospectus for First Investors High Yield Fund, Inc. ("High Yield Fund") and First Investors Fund For Income, Inc. ("Income Fund"), each of which is an open-end diversified management investment company. High Yield Fund and Income Fund are referred to herein collectively as "Funds." Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

      High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities").

      Income Fund primarily seeks to earn a high level of current income and, to the extent possible, in view of that objective, secondarily seeks growth of capital. The Fund seeks its objectives by emphasizing investment in High Yield Securities.

      Because the price of lower-grade debt securities tends to fluctuate more than the price of investment grade debt securities, the net asset value of each Fund's shares has fluctuated significantly in recent years. Because of the emphasis placed upon High Yield Securities by the Funds, investors in either Fund should differentiate between it and investment companies emphasizing high-grade debt securities and commit only that portion of their resources that they wish to invest in a portfolio which is accompanied by higher risk. There is no assurance that either Fund will achieve its investment objectives. Investments in high yield, high risk securities, commonly referred to as "junk bonds," entail risks that are different and more pronounced than those involved in higher-rated securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors-High Yield Securities."

      This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
         ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

      The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.

                        Shareholder Transaction Expenses

                                                                          Class A                 Class B
                                                                           Shares                 Shares
                                                                           ------                 ------
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................................    6.25%                  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)......................................    None*            4% in the first year;
                                                                                             declining to 0% after
                                                                                                    the sixth year

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

                                                         High Yield Fund                  Income Fund
                                                         ---------------                  -----------
                                                       Class A      Class B           Class A     Class B
                                                       Shares       Shares            Shares      Shares
                                                       ------       ------            ------      ------
Management Fees(1)                                      0.75%+       0.75%+           0.74%         0.74%
12b-1 Fees (2)                                          0.30         1.00             0.30          1.00
Other Expenses                                          0.34         0.34             0.26          0.26
Total Fund Operating Expenses(3)                        1.39+        2.09+            1.30          2.00

---------------------------
* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."
+     Net of waiver
(1) Management Fees have been restated for High Yield Fund to reflect current fees. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees for High Yield Fund in excess of 0.80%. Absent the waiver, such fees would have been 0.99%. The Adviser will waive Management Fees for High Yield Fund in excess of 0.75% for a minimum period ending December 31, 1998.
(2) 12b-1 Fees have been restated for each class of each Fund to reflect current fees. For the fiscal year ended December 31, 1997, the Underwriter waived 12b-1 Fees in excess of 0.15% for Class A shares and in excess of 0.85% for Class B shares of each Fund. Absent the waiver, 12b-1 Fees for Class A shares would have been 0.30% for Class A shares and 1.00% for Class B shares of each Fund.
(3) If certain Operating Expenses had not been waived, Total Fund Operating Expenses for High Yield Fund would have been 1.63% for Class A shares and 2.33% for Class B shares. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

      For a more complete description of the various costs and expenses, see "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. The Fee Table does not reflect the costs incurred by shareholders who purchase shares of the Funds through First Investors Contractual Plans.

      The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated, as noted above.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
High Yield Fund
Class A...........................................   $76             $104              $134             $219
Class B...........................................    61               95               132              224*

Income Fund
Class A...........................................    75              101               129              209
Class B...........................................    60               93               128              215*

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
High Yield Fund
Class A...........................................   $76             $104              $134             $219
Class B...........................................    21               65               112              224*

Income Fund
Class A...........................................    75              101               129              209
Class B...........................................    20               63               108              215*

* Assumes conversion to Class A shares eight years after purchase.

      The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in the Funds' Annual Reports which may be obtained without charge by contacting the Funds at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                      [This Page Intentionally Left Blank]

                                 High Yield Fund

----------------------------------------------------------------------------------------------------------------
                                                                           Class A
                                          ----------------------------------------------------------------------
Year Ended December 31                       1997        1996        1995       1994        1993        1992
----------------------------------------------------------------------------------------------------------------

Per Share Data
Net Asset Value,
     Beginning of Year .....................  $5.40       $5.22       $4.84       $5.30      $4.97       $4.59
                                              -----       -----       -----       -----      -----       -----

Income from Investment Operations
     Net investment income .................    .46         .47         .47         .48        .47         .53
     Net realized and unrealized gain
     (loss) on investments .................    .15         .20         .39        (.46)       .34         .31
                                            -------     -------     -------     --------   -------     -------

         Total from Investment
             Operations ....................    .61         .67         .86         .02        .81         .84
                                             ------     -------     -------     -------    -------     -------

Less Dividends from:
     Net Investment Income .................    .48         .49         .48         .48        .48         .46
                                             ------     -------     -------     -------    -------     -------

Net Asset Value,
     End of Year ...........................  $5.53       $5.40       $5.22       $4.84      $5.30       $4.97
                                              =====       =====       =====       =====      =====       =====

Total Return (%)  + ........................  11.84       13.35       18.43         .39      16.95       18.94

Ratios/Supplemental Data
Net Assets, End of Year (in millions) ......  $209          $202        $187       $170       $191        $192

Ratio to Average Net Assets: (%)
     Expenses ..............................  1.29        1.37        1.45        1.56       1.69        1.39
     Net investment income .................  8.17        8.99        9.22        9.48       8.96       10.65

Ratio to Average Net Assets
 Before Expenses Waived  (%)
     Expenses ..............................  1.48        1.52        1.55        1.59        N/A         N/A
     Net investment income .................  7.98        8.84        9.12        9.44        N/A         N/A

Portfolio Turnover Rate (%) ................    46          29          42          32         87          43

   + Calculated without sales charge
   * For the period 1/12/95 (date Class B shares first offered) to 12/31/95
 (a) Annualized

----------------------------------------------------------------------------------------------------------
                      Class A                                                Class B
----------------------------------------------------------------------------------------------------------
    1991          1990         1989         1988             1997             1996            1995*
----------------------------------------------------------------------------------------------------------

    $3.83          $5.26        $6.52        $6.51           $5.40            $5.23           $4.84
    -----          -----        -----        -----           -----            -----           -----


      .53            .61          .78          .81             .43              .44             .42

      .75          (1.44)       (1.26)         --              .14              .18             .40
  -------        --------     --------   ----- --              ---          -------         -------


     1.28           (.83)        (.48)         .81             .57              .62             .82
   ------        --------     --------     -------          ------          -------         -------


      .52            .60          .78          .80             .44              .45             .43
  -------        -------      -------      -------          ------          -------         -------


    $4.59          $3.83        $5.26        $6.52           $5.53            $5.40           $5.23
    =====          =====        =====        =====           =====            =====           =====

    35.87         (17.25)       (8.07)       12.86           11.11            12.41           17.40(a)


     $211           $297         $754         $637              $7               $4              $1


     1.58           1.48         1.23         1.30            1.99             2.07            2.22(a)
    12.36          13.18        12.85        12.08            7.47             8.28            8.45(a)



     N/A           N/A          N/A          N/A              2.18             2.22            2.32(a)
     N/A           N/A          N/A          N/A              7.28             8.13            8.35(a)

      45            26           45           82                46              29               42

                                   Income Fund

---------------------------------------------------------------------------------------------------------------
                                                                            Class A
                                                 --------------------------------------------------------------
Year Ended December 31                             1997      1996       1995      1994       1993       1992
---------------------------------------------------------------------------------------------------------------

Per Share Data
Net Asset Value, Beginning of Year   . . . . .       $4.29     $4.13      $3.81     $4.17      $3.89     $3.69
                                                     -----     -----      -----     -----      -----     -----
Income from Investment Operations
         Net investment income  . . . . . . .          .38       .39        .38       .37        .39       .41
         Net realized and unrealized gain
         (loss)  on investments . . . . . . .          .14       .14        .30      (.35)       .29       .19
                                                   -------   -------    -------   --------   -------   -------


         Total from Investment Operations . .          .52       .53        .68       .02        .68       .60
                                                   -------   -------    -------   -------    -------   -------

Less Dividends from
   Net Investment Income . . . . . . . . . . .         .38       .37        .36       .38        .40       .40
                                                   -------   -------    -------   -------    -------   -------
   Capital surplus   . . . . . . . . . . . . .          --        --         --        --         --        --
                                                   -------   -------    -------   -------    -------   -------

        Total distributions . . . . . . . . .          .38       .37        .36       .38        .40       .40
                                                   -------   -------    -------   -------    -------   -------

Net Asset Value, End of Year  . . . . . . . .        $4.43     $4.29      $4.13     $3.81      $4.17     $3.89
                                                     =====     =====      =====     =====      =====     =====

Total Return (%)+  . . . . . . . . . . . . . .       12.62     13.40      18.54       .58      18.06     16.70

Ratios/Supplemental Data
Net Assets, End of Year (in millions)  . . . .       $439       $432       $425      $401       $431      $414

Ratio to Average Net Assets: (%)
   Expenses  . . . . . . . . . . . . . . . . .        1.15      1.16       1.18      1.22       1.32      1.03
   Net investment income . . . . . . . . . . .        8.63      9.27       9.53      9.34       9.54     10.63

Portfolio Turnover Rate (%)  . . . . . . . . .          45        30         33        39         76        51

   + Calculated without sales charge
   * For the period 1/12/95 (date Class B shares first offered) to 12/31/95
 (a) Annualized

-----------------------------------------------------    ------------------------------------------------------
                      Class A                                                   Class B
-----------------------------------------------------    ------------------------------------------------------
    1991          1990         1989         1988             1997             1996              1995*
---------------------------------------------------------------------------------------------------------------



    $2.98          $4.16        $5.19        $5.15           $4.28            $4.13              $3.81
    -----          -----        -----        -----           -----            -----              -----


      .42            .53          .64          .69             .34              .38                .31

      .78          (1.19)       (1.01)         .01             .15              .12                .33
   ------         -------      -------     -------          ------          -------            -------

     1.20           (.66)        (.37)         .70             .49              .50                .64
    -----        --------     --------    --------          ------          -------            -------


      .41            .52          .66          .66             .35              .35                .32
   ------        -------      -------      -------         -------          -------            -------
      .08            --           --           --              --                --                 --
   ------        -------      -------      -------         -------          -------            -------

      .49            .52          .66          .66             .35              .35                .32
   ------        -------      -------      -------         -------          -------            -------

    $3.69          $2.98        $4.16        $5.19           $4.42            $4.28              $4.13
    =====          =====        =====        =====           =====            =====              =====

    42.84         (17.23)       (8.05)       14.22           11.95            12.51              17.46


    $429           $527       $1,321       $1,739              $6               $3                 $2


     1.18           1.27         1.02          .99            1.85             1.86               1.92(a)
    12.49          14.39        13.19        13.03            7.93             8.57               8.78(a)

       50             21           44           74              45               30                 33

                       INVESTMENT OBJECTIVES AND POLICIES

      High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). Income Fund primarily seeks to earn a high level of current income and, to the extent possible, in view of that objective, secondarily seeks growth of capital by emphasizing, under normal market conditions, investments in High Yield Securities. High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P"), or are unrated and deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

General Policies

      Each Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. Each Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis, invest in restricted securities (which may not be publicly marketable) and invest in zero coupon and pay-in-kind securities. In addition, High Yield Fund may make loans of portfolio securities. See the SAI for more information concerning these securities.

      High Yield Fund may invest up to 35% of its total assets, and Income Fund may invest without limitation, in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, each Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See the SAI for more information concerning these securities.

      The medium- to lower-rated, and certain of the unrated, securities in which each Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of a Fund's net asset value. When interest rates rise, the net asset value of the Funds tends to decrease. When interest rates decline, the net asset value of the Funds tends to increase.

      Variable or floating rate debt obligations in which the Funds may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although each Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of either Fund's investment objectives depends more on the Adviser's research abilities than would be the case if a Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "Types of Securities and Their Risks-High Yield Securities" and Appendix A for a description of corporate bond ratings.

      Each Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that either Fund will be able to achieve its investment objectives. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval.

      The dollar weighted average of credit ratings of all bonds held by each Fund during the 1997 fiscal year, and the dollar weighted average of the total of each Fund's investment in zero coupon bonds and pay-in-kind bonds during the 1997 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of each Fund's assets during the 1997 fiscal year and is not necessarily representative of either Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.

                                 High Yield Fund

                                                                         Comparable Quality
                                                                        of Unrated Securities
                                            Rated by Moody's          to Bonds Rated by Moody's
                                            ----------------          -------------------------
         Baa ............................         2.47%                          0.70%
         Ba..............................        18.43                           1.04
         B...............................        64.60                           0.00
         Caa.............................         0.25                           2.40

                Total....................        85.75%                          4.14%

         Zero Coupon Bonds                                17.13%
         Pay-In-Kind Bonds                                 0.03%


                                   Income Fund
                                                                          Comparable Quality
                                                                         of Unrated Securities
                                           Rated by Moody's            to Bonds Rated by Moody's
                                           ----------------            -------------------------

         Baa..........................            1.68%                          0.52%
         Ba...........................           14.30                           0.00
         B............................           65.38                           1.09
         Caa..........................            1.00                           3.59
         Ca...........................            0.10                           0.00

                Total.................           82.46%                          5.20%

         Zero Coupon Bonds                                12.81%
         Pay-In-Kind Bonds                                 0.25%

Description of Certain Securities, Other Investment Policies and Risk Factors

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

      Deep Discount Securities. Each Fund may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. A Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

      High Yield Securities. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

      Effect of Interest Rate and Economic Changes. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

      The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Each Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

      Liquidity and Valuation. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of each Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      Money Market Instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See the SAI for more information regarding money market instruments and Appendix A to the SAI for a description of commercial paper ratings.

      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

      Zero Coupon and Pay-In-Kind Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                           ALTERNATIVE PURCHASE PLANS

      Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

      Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares are subject to a maximum 12b-1 fee at the annual rate of 0.15% of each Fund's average daily net assets attributable to Class A shares. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

      Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 0.85% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

      Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

      The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 must be made in Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

      The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                                HOW TO BUY SHARES

      You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

      With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

      Choice of Class of Shares. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

      Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. You may open a Fund account with $500 for individual retirement accounts ("IRAs") or, at the Funds' discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

      Processing and Pricing of Share Purchases. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

      Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

      Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

      Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                                               Sales Charge as % of
                                                               --------------------            Concession to
                                                          Offering        Net Amount           Dealers as % of
Amount of Investment                                        Price          Invested            Offering Price
--------------------                                      ---------     --------------        ---------------
Less than $25,000.......................................    6.25%            6.67%                  5.13%
$25,000 but under $50,000...............................    5.75             6.10                   4.72
$50,000 but under $100,000..............................    5.50             5.82                   4.51
$100,000 but under $250,000.............................    4.50             4.71                   3.69
$250,000 but under $500,000.............................    3.50             3.63                   2.87
$500,000 but under $1,000,000...........................    2.50             2.56                   2.05

      There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

      Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

      Waivers of Class A Sales Charges. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, director or employee (who has completed the introductory employment period) of the Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, director or employee of the Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First

Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; (7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after February 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund; (8) any purchase by a participant in a Group Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid; and (9) any purchase in an IRA account if the purchase is made with the proceeds of a distribution from a First Investors Fund under a Group Qualified Plan, as defined under "Retirement Plans." With respects to items (8) and (9) above, if shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

      Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

      Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

      Retirement Plans. You may invest in shares of a Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan. Participant-directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Group Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate is 99 or less. The sales charge as a percentage of the offering price and net amount invested is 3.00% and 3.09%, respectively, and the concession to dealers as a percentage of the offering price is 2.55%.

      There is no sales charge on purchases through a participant-directed Group Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Group Qualified Plan account will be subject to the lower of the sales charge for Group Qualified Plans or the sales charge for the purchase of Fund shares.

      Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                               Contingent Deferred Sales Charge
                Year Since Purchase          as a Percentage of Dollars Invested
                  Payment Made                       or Redemption Proceeds
                -------------------          -----------------------------------

            First............................                  4%
            Second...........................                  4
            Third............................                  3
            Fourth...........................                  3
            Fifth............................                  2
            Sixth............................                  1
            Seventh and thereafter...........                  0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

      As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

      Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

      Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Fund does not offer its shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Fund reserves the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

      General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

      Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

      Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Exchanges By Telephone.  See "Telephone Transactions," below.

      Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

      You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account. Such funds will remain in the non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.

      Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      Redemptions By Telephone.  See "Telephone Transactions," below.

      Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

      Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

      Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

      Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

      Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

      Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

      Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

      Additional Information. The Funds, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

      Board of Directors. Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines the Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, advisory fees, net of waiver, for High Yield Fund were 0.80% of its average daily net assets and advisory fees for Income Fund were 0.74% of its average daily net assets.

      Portfolio Managers. George V. Ganter has been Portfolio Manager of the High Yield Fund since 1989. Mr. Ganter is also Portfolio Manager of certain other First Investors funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.

      Nancy Jones has been Portfolio Manager of the Income Fund since 1989. Ms. Jones is also Portfolio Manager of certain other First Investors funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

      Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

      Underwriter. Each Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to each Class A Plan, each Fund's Board of Directors, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that Fund may spend, provided the aggregate of such fees paid by the Fund may not exceed an annual rate of 0.30% of the Fund's average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of a Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter under each Class A Plan may only be made for reimbursement of specific expenses incurred in connection with distribution and service activities.

      Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      The Funds may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Directors deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares of a Fund are paid in additional shares of that class at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses.

      Each Fund also distributes with its regular dividend at the end of each year substantially all of (a) its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and (b) any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

      Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

      You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

      A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

      Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

      If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

      Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of such dividends and distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.

                             PERFORMANCE INFORMATION

      For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

      Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

      Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

Cumulative Performance Information
FIRST INVESTORS HIGH YIELD FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors High Yield Fund, Inc. and the Credit Suisse First Boston High Yield Index.

                               CREDIT SUISSE FIRST

                              High Yield Fund   Boston High Yield Index Jan-88
                              ---------------   ------------------------------
                                   $9,375                  $10,000
Dec-88                             10,563                   11,365
Dec-89                              9,710                   11,408
Dec-90                              8,057                   10,680
Dec-91                             10,918                   15,353
Dec-92                             12,986                   17,911
Dec-93                             15,188                   21,298
Dec-94                             15,247                   21,091
Dec-95                             18,057                   24,757
Dec-96                             20,468                   27,832
Dec-97                             22,892                   31,347

                                   Average Annual Total Return*
                                   ----------------------------
                              N.A.V. Only       S.E.C.       Standardized
                              -----------       ------       ------------
Class A Shares
  One Year                      11.84%                           4.85%
  Five Years                    12.01%                          10.58%
  Ten Years                      9.33%                           8.63%
  S.E.C. 30-Day Yield                            7.11%
Class B Shares
  One Year                      11.11%                           7.11%
Since Inception
(1/12/95)                       13.76%                          12.97%
S.E.C. 30-Day Yield                             6.90%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS HIGH YIELD FUND, INC. BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN 4.66%, 10.46% AND 8.52%, RESPECTIVELY, AND THE S.E.C. YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 6.92%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.91% AND 12.74%, RESPECTIVELY, AND THE S.E.C. YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 6.70%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

Cumulative Performance Information
FIRST INVESTORS FUND FOR INCOME, INC.


Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the Credit Suisse First Boston High Yield Index.

              CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX   FUND FOR INCOME
              -------------------------------------------   ---------------
Jan-88                       9,375                             10,000
Dec-88                      10,675                             11,365
Dec-89                       9,834                             11,408
Dec-90                       8,142                             10,680
Dec-91                      11,631                             15,353
Dec-92                      13,574                             17,911
Dec-93                      16,025                             21,298
Dec-94                      16,118                             21,091
Dec-95                      19,106                             24,757
Dec-96                      21,668                             27,832
Dec-97                      24,402                             31,347


                                        Average Annual Total Returns*
                                        -----------------------------
                                   N.A.V. Only              S.E.C. Standardized
                                   -----------              -------------------
Class A Shares
  One Year                           12.62%                       5.49%
  Five Years                         12.45%                      11.00%
  Ten Years                          10.03%                       9.33%
  S.E.C. 30-Day Yield                              6.91%
Class B Shares
  One Year                           11.95%                       7.95%
  Since Inception
  (1/12/95)                          14.11%                      13.32%
  S.E.C. 30-Day Yield                              6.68%

   THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

                               GENERAL INFORMATION

      Organization. High Yield Fund and Income Fund were incorporated in the state of Maryland on November 14, 1984 and August 20, 1970, respectively. High Yield Fund's authorized capital stock consists of 500 million shares of common stock, all of one series, with a par value per share of $0.01. Income Fund's authorized capital stock consists of 1 billion shares of common stock, all of one series, with a par value per share of $1.00. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      Share Certificates. The Funds do not issue certificates for Class B shares or for Class A shares purchased under any retirement account. The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

      Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

      Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

      Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                            Page

Fee Table..................................................................    2
Financial Highlights.......................................................    4
Investment Objectives and Policies.........................................   10
Alternative Purchase Plans.................................................   16
How to Buy Shares..........................................................   17
How to Exchange Shares.....................................................   21
How to Redeem Shares.......................................................   22
Telephone Transactions.....................................................   24
Management.................................................................   25
Distribution Plans.........................................................   26
Determination of Net Asset Value...........................................   26
Dividends and Other Distributions..........................................   27
Taxes......................................................................   28
Performance Information....................................................   29
General Information........................................................   32
Appendix A.................................................................   34


Investment Adviser                                    Custodian
First Investors Management                            The Bank of New York
  Company, Inc.                                       48 Wall Street
95 Wall Street                                        New York, NY  10286
New York, NY  10005
                                                      Transfer Agent
Underwriter                                           Administrative Data
First Investors Corporation                             Management Corp.
95 Wall Street                                        581 Main Street
New York, NY  10005                                   Woodbridge, NJ  07095-1198

Legal Counsel                                         Auditors
Kirkpatrick & Lockhart LLP                            Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                       8 Penn Center Plaza
Washington, D.C.  20036                               Philadelphia, PA  19103


This Prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
High Yield Fund, Inc.
---------------------------

First Investors Fund
For Income, Inc.

---------------------------

Prospectus

----------------------------

April 30, 1998


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS HIGH YIELD FUND, INC.
FIRST INVESTORS FUND FOR INCOME, INC.
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FYFI001

FIRST INVESTORS HIGH YIELD FUND, INC.
FIRST INVESTORS FUND FOR INCOME, INC.

95 Wall Street                                                   1-800-423-4026
New York, New York  10005


                       Statement of Additional Information
                              dated April 30, 1998

         This is a Statement of Additional Information ("SAI") for First Investors High Yield Fund, Inc. ("High Yield Fund") and First Investors Fund For Income, Inc. ("Income Fund"), each of which is an open-end diversified management investment company. High Yield Fund and Income Fund are referred to herein collectively as "Funds."

         High Yield Fund primarily seeks high current income and secondarily seeks capital appreciation.

         Income Fund primarily seeks to earn a high level of current income and, to the extent possible, in view of that objective, secondarily seeks growth of capital.

         This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 30, 1998, which may be obtained free of cost from the Funds at the address or telephone number noted above.


                                TABLE OF CONTENTS



Investment Policies..................................................................................        2
Hedging Strategies...................................................................................        5
Investment Restrictions..............................................................................        8
Directors and Officers...............................................................................       11
Management...........................................................................................       13
Underwriter..........................................................................................       15
Distribution Plans...................................................................................       15
Determination of Net Asset Value.....................................................................       16
Allocation of Portfolio Brokerage....................................................................       17
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services..........................................................       18
Taxes................................................................................................       25
Performance Information..............................................................................       27
General Information..................................................................................       32
Appendix A...........................................................................................       33
Appendix B...........................................................................................       34
Financial Statements.................................................................................       40


                               INVESTMENT POLICIES

         Bankers' Acceptances. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         Convertible Securities. Each Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         Foreign Government Obligations. The Funds may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         Foreign Securities-Risk Factors. A Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because each Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect a Fund's share price. In addition, a Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

         Loans of Portfolio Securities. High Yield Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. High Yield Fund may not make loans of portfolio securities, together with illiquid securities, in excess of 15% of its net assets.

         Repurchase Agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Neither Fund will enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         Restricted Securities and Illiquid Investments. Neither Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

         Warrants. Each Fund may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock. High Yield Fund's investment in warrants is limited to 5% of its net assets, with no more than 2% in warrants not listed on either the New York or American Stock Exchange. Income Fund's investment in warrants is limited to 2% of its net assets.

         When-Issued Securities. Although they have no intention of doing so in the coming year, each Fund many invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         Portfolio Turnover. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 1996 and 1997, High Yield Fund's portfolio turnover rate was 29% and 46%, respectively, and Income Fund's portfolio turnover rate was 30% and 45%, respectively.

                               HEDGING STRATEGIES

         Although it presently does not intend to engage in these strategies in the coming year, High Yield Fund may engage in certain futures strategies to hedge its investment portfolio and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC"). Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Fund's Board of Directors to govern its investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several futures exchanges upon which futures contracts are traded and the CFTC.

         Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

         Cover for Hedging Strategies. The Fund will not use leverage in its hedging strategies. In the case of each transaction entered into as a hedge, the Fund will hold securities or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or futures contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of hedging strategies by mutual funds and, if required, will set aside cash and/or liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount. Securities or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. The Fund may buy and sell interest rate futures contracts which are traded on a board of trade as a hedge against adverse changes in interest rates.

         Futures Strategies. The Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may use interest rate futures contracts to hedge its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         Futures Guidelines. In view of the risks involved in using futures strategies described above, the Fund's Board of Directors has adopted non-fundamental investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. In the event that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the Fund's net assets. This does not limit the Fund's assets at risk to 5%. The fund may not purchase furtures contracts if immediately thereafter more than 30% of the Fund's total assets would be so invested.

         Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

         Holders and writers of futures positions can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position with the same terms as the position held or written. Positions in futures contracts thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by the Fund of futures contracts will depend upon the Adviser's ability to predict movements in the direction of the overall interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term.

         Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

High Yield Fund.  High Yield Fund will not:

         (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets.

         (2) Engage in "short sales" in excess of 10% of the Fund's total assets.

         (3) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraphs (1) and (2) above and for margin to secure its obligations under interest rate futures contracts, provided the Fund maintains asset coverage of at least 300% for pledged assets.

         (4) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

         (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (6) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (8) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Act and are readily marketable and may invest in interest rate futures contracts and options thereon (provided the margin required does not violate the investment restrictions pertaining to pledging assets).

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Invest in securities of other investment companies, except in connection with a merger of another investment company.

         (11) Purchase any securities on margin (however, the Fund's engaging in "hedging transactions" and the margins required thereon shall not be considered a violation of this provision).

         (12) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer or if all such officers and Directors together own more than 5% of the securities of such issuer.

         (13) Invest 25% or more of the value of its total assets in a particular industry at any one time.

         (14) Invest more than 5% of the value of its net assets in warrants, with no more than 2% in warrants not listed on either the New York or American Stock Exchange.

         (15) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

         (16) Invest more than 15% of the value of its total assets, at the time of purchase, in deep discount securities of companies that are financially troubled, in default or in bankruptcy or reorganization.

         (17) Issue senior securities.

         (18) Invest any of its assets in interests in oil, gas or other mineral exploration or development programs, or in puts, calls, straddles or any combination thereof.

         (19) Invest more than 10% of its net assets in when-issued securities at the time such purchase is made.

         The Fund has adopted the following non-fundamental investment restriction which may be changed without shareholder approval. This investment restriction provides that the Fund will not:

         Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

Income Fund.  Income Fund will not:

         (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons except that the Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is about to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest-bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 5% of the value of its total assets in securities of issuers, including the operations of predecessors, that have been in business for less than three years.

         (5) Invest 25% or more of the value of its total assets in a particular industry at one time.

         (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

         (7) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.

         (8) Invest in companies for the purpose of exercising control or management.

         (9) Invest in securities of other investment companies, except in connection with a merger of another investment company.

         (10) Purchase any securities on margin or sell any securities short.

         (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

         (13)     Issue senior securities.

         The Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (84), Emeritus Director, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

Roger L. Grayson* (41), Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Director, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

Nancy Schaenen (66), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

James M. Srygley (65), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Nancy W. Jones (54), Vice President, Income Fund. Vice President, First Investors Asset Management Company, Inc. and First Investors Series Fund; Portfolio Manager, FIMCO.

George V. Ganter (45), Vice President, High Yield Fund. Vice President, First Investors Asset Management Company, Inc., First Investors Special Bond Fund, Inc., and Executive Investors Trust; Portfolio Manager, FIMCO.


--------------------
* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of either Fund.

         All of the officers and Directors, except for Ms. Jones and Mr. Ganter, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

         The following table lists compensation paid to the Directors of High Yield Fund for the fiscal year ended December 31, 1997.

                                                  Pension or                           Total Compensation
                                                  Retirement                           From First
                                Aggregate         Benefits Accrued   Estimated Annual  Investors Family
                                Compensation      as Part of Fund    Benefits Upon     of Funds Paid to
Director                        From Fund*        Expenses           Retirement        Director*
--------                        ----------        --------           ----------        ---------
James J. Coy**                  $1,594.56          $-0-               $-0-           $15,500.00
Roger L. Grayson                      -0-           -0-                -0-                  -0-
Glenn O. Head                         -0-           -0-                -0-                  -0-
Kathryn S. Head                       -0-           -0-                -0-                  -0-
Rex R. Reed                      3,826.94           -0-                -0-            37,200.00
Herbert Rubinstein               3,826.94           -0-                -0-            37,200.00
James M. Srygley                 3,826.94           -0-                -0-            37,200.00
John T. Sullivan                      -0-           -0-                -0-                  -0-
Robert F. Wentworth              3,826.94           -0-                -0-            37,200.00
Nancy Schaenen                   2,870.21           -0-                -0-            27,900.00

         The following table lists compensation paid to the Directors of Income Fund for the fiscal year ended December 31, 1997.

                                                Pension or                            Total Compensation
                                                Retirement                            From First
                               Aggregate        Benefits Accrued   Estimated Annual   Investors Family
                               Compensation     as Part of Fund    Benefits Upon      of Funds Paid to
Director                       From Fund*       Expenses           Retirement         Director*
--------                       ----------       --------           ----------         ---------
James J. Coy**                 $1,633.42          $-0-               $-0-              $15,500.00
Roger L. Grayson                     -0-           -0-                -0-                     -0-
Glenn O. Head                        -0-           -0-                -0-                     -0-
Kathryn S. Head                      -0-           -0-                -0-                     -0-
Rex R. Reed                     3,920.21           -0-                -0-               37,200.00
Herbert Rubinstein              3,920.21           -0-                -0-               37,200.00
James M. Srygley                3,920.21           -0-                -0-               37,200.00
John T. Sullivan                     -0-           -0-                -0-                     -0-
Robert F. Wentworth             3,920.21           -0-                -0-               37,200.00
Nancy Schaenen                  2,940.16           -0-                -0-               27,900.00


* Compensation to officers and interested Directors of the Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors of the Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors of the Funds is being paid by each Fund.

** On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director.

                                   MANAGEMENT

         Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors of the applicable Fund, including a majority of the Directors who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated at any time without penalty by the applicable Fund's Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to the applicable Fund, for a period of over two years only if such continuance is approved annually either by such Fund's Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of such Fund's Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under each Advisory Agreement, the applicable Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                 High Yield Fund

                                                                                                           Annual
Average Daily Net Assets                                                                                    Rate
------------------------                                                                                    ----
Up to $200 million......................................................................................    1.00%
In excess of $200 million up to $500 million............................................................    0.75
In excess of $500 million up to $750 million............................................................    0.72
In excess of $750 million up to $1.0 billion............................................................    0.69
Over $1.0 billion.......................................................................................    0.66

                                   Income Fund
                                                                                                           Annual
Average Daily Net Assets                                                                                    Rate
------------------------                                                                                    ----
Up to $250 million......................................................................................    0.75%
In excess of $250 million up to $500 million............................................................    0.72
In excess of $500 million up to $750 million............................................................    0.69
Over $750 million.......................................................................................    0.66

         For the fiscal years ended December 31, 1995, 1996 and 1997, High Yield Fund paid the Adviser $1,634,213, $1,647,509 and $1,674,251, respectively, in advisory fees. For the same periods, the Adviser voluntarily waived $181,579, $290,139 and $400,000, respectively, in advisory fees. For the fiscal years ended December 31, 1995, 1996 and 1997, Income Fund paid the Adviser $3,083,269, $3,153,822 and $3,217,285, respectively, in advisory fees.

         Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         The Adviser has an Investment Committee composed of George V. Ganter, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Dennis T. Fitzpatrick, Jack B. Wolfman, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

                                   UNDERWRITER

         Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the applicable Fund's shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Fund's shares, unless the Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors. Each Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of such Fund's Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

         For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to High Yield Fund of $310,680, $499,411 and $466,862, respectively. For the same periods, FIC reallowed an additional $80,463, $284,181 and $133,969, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to Income Fund of $359,115, $339,449 and $472,941, respectively. For the same periods, FIC reallowed an additional $34,668, $15,512 and $60,576, respectively, to unaffiliated dealers.

                               DISTRIBUTION PLANS

         As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

         Each Plan was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of such Fund. Each Plan will continue in effect from year to year as long as its continuance is approved annually be either the applicable Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

         Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to the Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to the Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of such Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

         In adopting each Plan, the Board of Directors of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         In reporting amounts expended under the Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

         For the fiscal year ended December 31, 1997, High Yield Fund and Income Fund paid $306,597 and $647,844, respectively, pursuant to their respective Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                      Compensation to     Compensation to     Compensation to
Fund                    Underwriter           Dealers         Sales Personnel
----                    -----------           -------         ---------------

High Yield Fund        $206,861.00             -0-            $ 99,736.00
Income Fund             441,375.00             -0-             206,469.00

         For the fiscal year ended December 31, 1997, High Yield Fund and Income Fund paid $46,763 and $38,520, respectively, pursuant to their respective Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                      Compensation to     Compensation to     Compensation to
Fund                    Underwriter           Dealers         Sales Personnel
----                    -----------           -------         ---------------

High Yield Fund         $29,071.75         $17,194.93             $ 496.33
Income Fund              30,003.94           7,690.95               825.11

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by Interactive Data Corporation, an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the applicable Fund's officers in a manner specifically authorized by the applicable Fund's Board of Directors.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         Each Fund's Board of Directors may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by a Fund may be principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         Each Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq Stock Market but are traded in the OTC market. Each Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, each Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.

         In effecting portfolio transactions, the Adviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser by such member or broker. In addition, upon the instructions of each Fund's Board of Directors, the Adviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

         The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board of Directors.


         For the fiscal year ended December 31, 1995, High Yield Fund paid $1,117 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $475,388. For the fiscal year ended December 31, 1995, Income Fund paid $4,860 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $798,496.

         For the fiscal year ended December 31, 1996, High Yield Fund paid $5,096 in brokerage commissions. Of that amount $4,731 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $733,093. For the fiscal year ended

December 31, 1996, Income Fund paid $9,315 in brokerage commissions. Of that amount, $8,534 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $1,007,112.

         For the fiscal year ended December 31, 1997, High Yield Fund paid $2,359 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $385,732. For the fiscal year ended December 31, 1997, Income Fund paid $1,200 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $538,470.

                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

Reduced Sales Charges--Class A Shares

         Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

         Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

         Letter of Intent. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

         Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

         Cumulative Purchase Privilege. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

         Purchase of Shares. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

Systematic Investing

         First Investors Money Line. This service allows you to invest in a Fund through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

         Automatic Payroll Investment. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

         Cross-Investment of Cash Distributions. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

         Systematic Withdrawal Plan. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

         Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

         The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

         Electronic Fund Transfer. Shareholders may apply for the privilege of making Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

         Conversion of Class B Shares. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"); and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

         If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

         Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares does not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an individual retirement account ("IRA") or other qualified retirement plan if the Fund is notified at the time of such request;
(b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years;
(c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption by a tax-exempt employee benefit plan if continuance of the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability;
(f) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (g) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

         Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

         Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

         Telephone Transactions. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available between participant directed 401(k) accounts where First Financial Savings (as defined below) acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

         As stated in the Funds' Prospectus, the Funds, the Adviser, the Underwriter and their officers, directors, and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

         Cancelled Checks. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

Retirement Plans

         Profit-Sharing/Money Purchase Pension/401(k) Plans. FIC offers prototype 401(k) Retirement Plans approved by the IRS for corporations, sole proprietorships and partnerships and Profit-Sharing and Money Purchase Pension Plans for owner-only sole proprietorships and owner-only partnerships ("Retirement Plans"). Keogh Plans are available only to sole proprietors or partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services, except for the 401(k) flexible.

         Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

         The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

         Individual Retirement Accounts. A qualified individual may purchase shares of a Fund through a traditional, Roth or Education IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial Agreements, First Financial Savings acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

         A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and 5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

         As of January 1, 1997, no new employer-sponsored SARSEP-IRAs may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, however, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions thereto.

         Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

         An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

         Retirement Benefit Plans for Employees of Eligible Organizations. FIC makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

         Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as Section 457 plans.

         Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

         An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

         Mandatory income tax withholding, at the rate of 20% may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

         Distribution Fees. A participant/shareholder's account under any of the foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

         Emergency Pricing Procedures. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail order the order will be
considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                           (b) In the case of a wire order, including a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                      TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, for High Yield Fund, gains from futures contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

      Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax-generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

         A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. Although each Fund is authorized to hold equity securities, it is expected that any dividend income received by a Fund will be minimal; accordingly, very little, if any, of the distributions made by the Funds will be eligible for the dividends-received deduction.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by a Fund, and gains realized by a Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         The use of hedging strategies, such as writing (selling) and purchasing futures contracts involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses High Yield Fund will realize in connection therewith. Gains from futures contracts derived by the Fund with respect to its business of investing in securities or foreign currencies and gains from each Fund's disposition of foreign currencies (except certain gains that may be excluded by future regulations), will qualify as permissible income under the Income Requirement.

         If a Fund has an "appreciated financial position"-generally, an interest (including an interest through a futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             PERFORMANCE INFORMATION

         A Fund may advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)^(1/n)]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P  = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1)

                      High Yield Fund(2)                   Income Fund(2)
                      ----------------                     ------------
                Class A             Class B        Class A             Class B
                 Shares             Shares(3)      Shares              Shares(3)
                 ------             -------        ------              -------
One Year           4.85%               7.11%         5.49%                7.95%
Five Years        10.58                 N/A         11.00               N/A
Ten Years          8.63                 N/A          9.33               N/A
Life of Fund       N/A                12.97          N/A                 13.32

TOTAL RETURN1

                     High Yield Fund(2)                   Income Fund(2)
                     ----------------                     ------------
                Class A             Class B        Class A             Class B
                 Shares             Shares(3)      Shares              Shares(3)
                 ------             -------        ------              -------
One Year           4.85%               7.11%         5.49%                7.95%
Five Years        65.31                N/A          68.51                 N/A
Ten Years        128.92                N/A         144.01                 N/A
Life of Fund       N/A                43.63          N/A                 44.95


------------------
(1)All return figures assume the maximum sales charge of 6.25% and dividends reinvested at net asset value. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to December 29, 1989, the maximum sales charge was 7.25% for High Yield Fund and 8.50% for Income Fund. Prior to December 18, 1990, High Yield Fund's dividends were paid in additional shares at the public offering price.
(2)Certain expenses of High Yield Fund have been waived from commencement of operations through December 31, 1997. Certain Expenses of Income Fund have been waived for the period February 1, 1994 through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
(3)The commencement date for the offering of Class B shares is January 12, 1995.

         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN

                      High Yield Fund(1)                 Income Fund(1)
                      ----------------                   ------------
                 Class A             Class B      Class A             Class B
                  Shares             Shares(2)    Shares              Shares(2)
                  ------             -------      ------              -------
One Year           11.84%            11.11%        12.62%               11.95%
Five Years         12.01                 N/A       12.45                  N/A
Ten Years           9.33                 N/A       10.03                  N/A
Life of Fund         N/A              13.76           N/A               14.11

TOTAL RETURN

                      High Yield Fund(1)                 Income Fund(1)
                      ----------------                   ------------
                 Class A             Class B      Class A             Class B
                 Shares(2)           Shares(2)    Shares              Shares(2)
                 -------             -------      ------              -------
One Year           11.84%              11.11%      12.62%               11.95%
Five Years         76.28                 N/A       79.78                  N/A
Ten Years         144.04                 N/A      160.10                  N/A
Life of Fund       N/A                 46.63          N/A               47.95


-------------------
(1)Certain expenses of High Yield Fund have been waived from commencement of operations through December 31, 1997. Certain Expenses of Income Fund have been waived for the period February 1, 1994 through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
(2)The commencement date for the offering of Class B shares is January 12, 1995.

         Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

         For the 30 days ended December 31, 1997, the yield for Class A shares and Class B shares of High Yield Fund was 7.11% and 6.90%, respectively. For the 30 days ended December 31, 1997, the yield for Class A and Class B shares of Income Fund was 6.91% and 6.68%, respectively. During this period certain expenses of the Funds were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived.

         The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1997 for Class A shares of High Yield Fund and Income Fund calculated using the offering price was 8.14% and 7.99%, respectively. The distribution rate for the same period for Class A shares of High Yield Fund and Income Fund calculated using net asset value was 8.68% and 8.53%, respectively. The distribution rate for the same period for Class B shares of High Yield Fund and Income Fund calculated using net asset value was 8.03% and 7.94%, respectively. During this period certain expenses of the Funds were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix B.

         From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Reuters, a wire service that frequently reports on global business.

         Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         Moody's Stock Index, an unmanaged index of utility stock performance.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK,

BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

         Audits And Reports. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, High Yield Fund and Income Fund paid $383,940 and $572,966, respectively, in transfer agent fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

         5% Shareholders. As of April 1, 1998, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Periodic Payment Plans for Investment In First Investors High Yield Fund, Inc., owned of record 8.1% of the outstanding Class A shares of High Yield Fund for beneficial owners of such Plans and as Custodian of First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Fund For Income, Inc. owned 25.0% of the outstanding Class A shares of Income Fund for beneficial owners of such Plans.

         Trading by Portfolio Managers and Other Access Persons. Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS


STANDARD & POOR'S RATINGS GROUP
-------------------------------

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
         Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

  -    Leading market positions in well-established industries.
  -    High rates of return on funds employed.
  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                 APPENDIX B

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79


(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.


The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                             as of December 31, 1997

                              Financial Statements
                             as of December 31, 1997

First Investors Fund For Income, Inc. (2-38309) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 24, 1998 (Accession Number:
0001047469-98-007363).

First Investors High Yield Fund, Inc. (33-4935) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 24, 1998 (Accession Number:
0001047469-98-007365).

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a)  Financial Statements:

                  Financial Statements are set forth in Part B, Statement of Additional Information.

         (b)      Exhibits:

                  (1)a./1/ Articles of Restatement

                     b./1/ Articles Supplementary

                  (2)/1/   Amended and Restated By-laws

                  (3)      Not Applicable

                  (4) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and
                           (c) Article II of Registrant's Amended and Restated By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

                  (5)/1/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

                  (6)/1/ Underwriting Agreement between Registrant and First Investors Corporation

                  (7)      Not Applicable

                  (8)a./1/ Custodian Agreement between Registrant and Irving
                           Trust Company

                     b./1/ Supplement to Custodian Agreement

                  (9)a./1/ Administration Agreement between Registrant, First
                           Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

                     b./2/ Schedule A to Administration Agreement

                 (10)      Opinion of counsel

                 (11)a.    Consent of independent accountants

                     b./1/ Powers of Attorney

                 (12)      Not Applicable

                 (13)      No undertaking in effect

                 (14)a./2/ First Investors Profit Sharing/Money Purchase Pension
                           Retirement Plan for Sole Proprietorships,
                           Partnerships and Corporations

                     b./2/ First Investors Individual Retirement Account

                     c./2/ First Investors 403(b) Custodial Account

                     d./2/ First Investors SEP-IRA and SARSEP-IRA

                 (15)a./1/ Amended and Restated Class A Distribution Plan

                     b./1/ Class B Distribution Plan

                 (16)      Performance Calculations

                 (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

                 (18)/1/  18f-3 Plan


------------------
/1/ Incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement (File No. 33-4935) filed on April 24, 1996.
/2/ Incorporated by reference from Post-Effective No. 25 to Registrant's Registration Statement (File No. 33-4935) filed on Registrant's Registration Statement (File No. 33-4935) filed on April 29, 1993.

Item 25.  Persons Controlled by or under common control with  Registrant

         There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities

                                                  Number of Record
                                                    Holders as of
         Title of Class                           February 2, 1998
         --------------                           ----------------
         Class A shares                                  18,559
         Class B Shares                                     399

Item 27.  Indemnification

         Article X, Section 1 of the By-Laws of Registrant provides as follows:

         Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

         The Registrant's Investment Advisory Agreement provides as follows:

         The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

         The Registrant's Underwriting Agreement provides as follows:

         The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

         Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

         The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28.  Business and Other Connections of Investment Adviser

         First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:


         First Investors Cash Management Fund, Inc.
         First Investors Series Fund
         First Investors Fund For Income, Inc.
         First Investors Government Fund, Inc.
         First Investors Global Fund, Inc.
         First Investors Life Series Fund
         First Investors Multi-State Insured Tax Free Fund
         First Investors New York Insured Tax Free Fund, Inc.
         First Investors Special Bond Fund, Inc.
         First Investors Insured Tax Exempt Fund, Inc.
         First Investors Tax-Exempt Money Market Fund, Inc.
         First Investors U.S. Government Plus Fund
         First Investors Series Fund II, Inc.

         Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."


Item 29. Principal Underwriters

    (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

         First Investors Cash Management Fund, Inc.
         First Investors Series Fund
         First Investors Fund For Income, Inc.
         First Investors Government Fund, Inc.
         First Investors Global Fund, Inc.
         First Investors Multi-State Insured Tax Free Fund
         First Investors New York Insured Tax Free Fund, Inc.
         First Investors Insured Tax Exempt Fund, Inc.

         First Investors Tax-Exempt Money Market Fund, Inc.
         First Investors U.S. Government Plus Fund
         First Investors Series Fund II, Inc.
         First Investors Life Variable Annuity Fund A
         First Investors Life Variable Annuity Fund C
         First Investors Life Variable Annuity Fund D
         First Investors Life Level Premium Variable Life Insurance
          (Separate Account B)

    (b) The following persons are the officers and directors of the Underwriter:

                                              Position and                                Position and
Name and Principal                            Office with First                           Office with
Business Address                              Investors Corporation                       Registrant
----------------                              ---------------------                       ----------

Glenn O. Head                                 Chairman                                    President
95 Wall Street                                and Director                                and Director
New York, NY 10005

Marvin M. Hecker                              President                                   None
95 Wall Street
New York, NY  10005

John T. Sullivan                              Director                                    Chairman of the
95 Wall Street                                                                            Board of Directors
New York, NY 10005

Roger L. Grayson                              Director                                    Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek                             Treasurer                                   Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci                             Senior Vice President                       None
95 Wall Street                                and Director
New York, NY 10005

Kathryn S. Head                               Vice President                              Director
581 Main Street                               and Director
Woodbridge, NJ 07095

Louis Rinaldi                                 Senior Vice                                 None
581 Main Street                               President
Woodbridge, NJ 07095

Frederick Miller                              Senior Vice President                       None
581 Main Street


Woodbridge, NJ 07095

Larry R. Lavoie                               Secretary and                               None
95 Wall Street                                General Counsel
New York, NY  10005

Matthew Smith                                 Vice President                              None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons                             Director                                    None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                                   Vice President                              None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                                Director                                    None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                              Vice President                              None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                               Vice President-                             None
95 Wall Street                                Sales Administration
New York, Ny 10005

William M. Lipkus                             Chief Financial Officer                     None
581 Main Street
Woodbridge, NJ 07095

             (c) Not applicable


Item 30.  Location of Accounts and Records

    Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31.     Management Services

        Inapplicable


Item 32.     Undertakings

             The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.


                                                FIRST INVESTORS HIGH YIELD FUND,
INC.
                                                (Registrant)



                                                By:  /s/Glenn O. Head
                                                     ----------------------
                                                     Glenn O. Head
                                                     President and Director

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/Glenn O. Head                  Principal Executive            April 15, 1998
-------------------------------   Officer and Director
Glenn O. Head

/s/Joseph I. Benedek              Principal Financial            April 15, 1998
-------------------------------   and Accounting Officer
Joseph I. Benedek

                   *              Director                       April 15, 1998
-------------------------------
Kathryn S. Head

                   *              Director                       April 15, 1998
-------------------------------
Roger L. Grayson

                   *              Director                       April 15, 1998
-------------------------------
Herbert Rubinstein

                   *              Director                       April 15, 1998
-------------------------------
Nancy Schaenen

                   *              Director                       April 15, 1998
--------------------------------
James M. Srygley

                   *              Director                       April 15, 1998
--------------------------------
John T. Sullivan

                   *              Director                       April 15, 1998
--------------------------------
Rex R. Reed

                   *              Director                       April 15, 1998
--------------------------------
Robert F. Wentworth




*By:     /s/Larry R. Lavoie
         ----------------------
         Larry R. Lavoie
         Attorney-in-fact

                                INDEX TO EXHIBITS

Exhibit
Number                     Description
------                     -----------

99.B10                     Opinion of counsel
99.B11                     Consent of accountants
99.B16                     Performance Calculations
27.001                     FDS-Class A Shares
27.002                     FDS-Class B Shares